Inventory	12 Months Ended
Dec. 31, 2021
Inventory
Inventory

5.     Inventory

The Company’s inventory included cannabis based products for medical use in the UK and cannabis seeds in Lesotho. The stock held in the UK had to be destroyed as they went out of date and therefore do not carry any value as at December 31, 2021 (2020 - $611). The majority of the stock of cannabis seeds held in Lesotho were transferred to biological assets during the year. During the year ended December 31, 2021, the Company wrote-off inventories of $19,563, as a loss on change in fair value of biological assets related to seeds that were unusable (2020 – nil, 2019 – nil), which is presented in the Statement of Operations. The Company did not record any inventory as expense during the year ended December 31, 2021 (2020 – nil, 2019 – nil).

Biological assets

Set out below is a reconciliation of the Company’s biological assets as at December 31, 2021 and as at December 31, 2020:

For the period ended December 31	2021	2020
Balance, beginning of the period	$—	$—
Requisition of raw materials from inventory	202,900	—
Capitalized costs	490,672	—
Loss on change in fair value of biological assets	(693,572)	—
	$—	$—

Biological assets at December 31, 2021 consisted of approximately 49,269 cannabis plants which are expected to yield approximately 492.69 kilograms of medical cannabis when harvested in April 2022. Additionally, biological assets at December 31, 2021 includes 156,073 cannabis seeds. The fair value of biological assets has been assessed as nil at December 31, 2021 due to the fact that the current harvest is the Company’s first commercial harvest, the Company has not yet historically made any material sales of medical cannabis and, furthermore, the Company does not yet have a buyer for the expected harvest.